SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report July 26, 2002
                          ----------------------------
                       (Date of Earliest Event of Report)

                                 ISNI.NET, INC.
                                  -------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           000-28065                     56-2489419
          ----------                     ----------
 (Commission File Number)        (IRS Employer Identification No.)

            204 East McKenzie Street, Unit # D Punta Gorda, Fl. 33950
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (941) 575-7878
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Item 1.  Changes in Control of Registrant
                  Not Applicable

Item 2.  Acquisition or Disposition of Assets
                  Not Applicable

Item 3.  Bankruptcy or Receivership
                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant
                  Not Applicable

Item 5.  Other Events

     On July 26, 2002, the Board of Directors voted to issue shares of the Company's common stock to Ray Bolouri and Torsten Josupeit as compensation for services rendered to the Company. Both Mr. Bolouri and Mr. Josupeit have performed services for the Company without compensation since joining the Company's employ.


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Item 6.  Resignation of Registrant's Director

Item 7   Financial Statements and Exhibits

Item 8   Change in Fiscal Year
         Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ISNI.Net, Inc.

Dated:   July 26, 2002                      By:  /s/ Ray Bolouri
                                                 -------------------------------
                                                 Ray Bolouri
                                                 Chief Executive Officer